EXHIBIT 2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Tyco International Ltd.'s previously filed Registration Statement File No. 333-75713.


                                               /s/  Arthur Andersen LLP


Philadelphia, PA
 June 29, 1999